UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6094

THE LATIN AMERICA EQUITY FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq.
The Latin America Equity Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports to Stockholders.

THE LATIN AMERICA
EQUITY FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2008
(unaudited)

LAQ-SAR-0608

LETTER TO SHAREHOLDERS (UNAUDITED)

August 18, 2008

Dear Shareholder:

For the semiannual period ended June 30, 2008, The Latin America Equity Fund, Inc. (the "Fund") had an increase in its net asset value (NAV) of 4.44%, assuming reinvestment of dividends and distributions, net of all fees, expenses and taxes. By comparison, the Morgan Stanley Capital International DailyTR Net Emerging Markets Latin America Index* ("MSCI Latin America") had an increase of 9.32% (total return index, net of foreign taxation) for the period. Based on market price, the Fund's shares rose 5.52% during the period.

Market Review: Brazil continues to outperform

Global equity markets have been weak in the first half of 2008, plagued by a combination of higher oil prices, higher inflation (driven by food and energy prices) and lower economic growth. This is particularly true in the United States and Europe, where the credit crunch has exacted a heavy toll on financial companies as the deleveraging process works its way through the economy. However, although returns in the first half of 2008 were far lower than in recent years, given the volatile state of global equity markets, Latin American equities have actually outperformed most other regions of the world. Consider that during the same period, the MSCI Emerging Markets Index (price only) fell by 12.7%, while the MSCI World Index (price only) fell by 11.7%.

For the first time in many months, macroeconomic fundamentals are giving investors cause for concern as the rise in food and energy prices begins to feed through into inflationary expectations. The Central Banks of Brazil, Mexico, Chile, Peru and Colombia are all in tightening mode.

Although commodity prices remain firm at present, the combination of higher oil prices and the crisis in many financial and real estate markets in the developed world have raised the specter of stagflation.

Within Latin America, Brazil was the clear driver among the major markets, boosted at the end of April by Standard and Poor's somewhat unexpected decision to upgrade Brazilian sovereign risk to investment grade. Mexico and Chile were laggards. Among the peripheral markets, Argentina was the top performer. The picture, however, is distorted by the outperformance of index heavyweight Tenaris (2.3% of the Fund as of June 30, 2008). Outside of Tenaris, Argentina performed poorly. Additionally, Colombia and Peru underperformed. In the case of Colombia, share prices were negatively impacted by MSCI's announcement that they were considering downgrading Colombia to "Frontier Market" status due to the continuing existence of capital controls.

Strategic Review and Outlook: Anticipating continued economic stability

In the course of January and February, for the first time in many years, we reduced our exposure to Brazil due to concerns about increasing risk aversion, the prospect of slower global growth, and lower commodity prices. The underweight was achieved mostly by reducing our exposure to the steel, other materials, and financial sectors. We did not anticipate the impact of S&P's upgrade of Brazil and this hurt our relative performance.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

We believe that the environment in the second half of 2008 is likely to be significantly more challenging for the asset class, given that several of the key recent drivers are no longer present: a) domestic demand conditions are likely to become tougher given higher interest rates and slowing growth; b) external demand conditions are also likely to soften as economic activity in the United States and Europe slows, raising important questions about the level of commodity prices; and c) strengthening currencies around the region have meant higher imports and pressure on exporters, putting stress on the current account in spite of high commodity prices. To us, the risk seems to be more on the side of currency depreciation, rather than currency appreciation.

We remain relatively underweight the stocks and markets most exposed to global growth. Additionally, we remain:

•  Underweight commodity names, particularly in the steel sector, but also base and precious metals;

•  Neutral in bulk commodities, notably iron ore;

•  Overweight in names oriented to domestic demand and names sensitive to demand for credit;

•  Overweight in names exposed to infrastructure investment; and

•  Underweight in Brazil and Chile, while overweight in Mexico and Colombia.

We continue to believe that this period of market turbulence will prove to have been an excellent buying opportunity for emerging market assets. We remain on the lookout for mispriced stocks with good fundamentals, good management, and that are executing their business models well. In our defensive mood, we tend to favor stocks with strong balance sheets, good free cash flow and proven business models.

With a longer term perspective, we remain bullish on the prospects for equities in Latin America. The underlying supply/demand fundamentals for materials, as a result of demand from the Asia Pacific region in particular, are clearly supportive. If external demand for raw materials constitutes the base upon which the economic model rests, the next phase will be driven by the progressive deepening of domestic financial markets and further dismantling of barriers to trade and investment, coupled with the deregulation of sectors of the economy previously reserved for the State. These are all factors that should lead to further investment and job creation, accompanied by credit penetration, leading ultimately to the creation of wealth and the consolidation of a growing middle class. We believe that this scenario will provide excellent investment opportunities for investors over the years to come.

Respectfully,

Matthew J.K. Hickman Chief Investment Officer **	George Hornig Chief Executive Officer and President ***

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* The Morgan Stanley Capital International DailyTR Net Emerging Markets Latin America Index is a total return free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America, including an assumption for the reinvestment of dividends, net of all foreign taxes payable. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Matthew J.K. Hickman, Director, is a Portfolio Manager specializing in Latin American equities and has primary responsibility for management of the Fund's assets. He has specialized in Latin American financial markets since 1987. He joined Credit Suisse in 2003 from Compass Group Investment Advisors, where he was General Manager of the private wealth management division based in Santiago, Chile. For much of Mr. Hickman's career he worked as a sell-side equity analyst at various investment banks, focusing on Latin American telecommunications companies and several Latin American country markets. Prior to this, he worked at Rothschild Asset Management where he was a member of the management team for the Five Arrows Chile Fund. Mr. Hickman holds a BA in Modern Languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Chile Fund, Inc.

*** George Hornig is a Managing Director of Credit Suisse. He is the Chief Operating Officer of Alternative Investments and Chairman of the Asset Management Americas Operating Committee. Mr. Hornig has been associated with Credit Suisse since 1999.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2008 (UNAUDITED)

GEOGRAPHIC ASSET BREAKDOWN

SECTOR ALLOCATION

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Country	Percent of Net Assets
1.	Petróleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	20.3
2.	Companhia Vale do Rio Doce	Metals & Mining	Brazil	9.1
3.	América Móvil, SAB de C.V.	Wireless Telecommunication Services	Mexico	6.0
4.	Cemex SAB de C.V.	Construction Materials	Mexico	3.1
5.	Fomento Economico Mexicano, S.A. de C.V.	Beverages	Mexico	2.5
6.	Tenaris S.A.	Energy Equipment & Services	Argentina	2.3
7.	Banco Bradesco S.A.	Commercial Banks	Brazil	2.3
8.	Investimentos Itaú S.A.	Commercial Banks	Brazil	1.7
9.	Banco Itaú Holding Financeira S.A.	Commercial Banks	Brazil	1.6
10.	União de Bancos Brasileiros S.A.	Commercial Banks	Brazil	1.5

THE LATIN AMERICA EQUITY FUND, INC.

AVERAGE ANNUAL RETURNS
JUNE 30, 2008 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	22.50%	45.77%	44.75%	20.58%
Market Value	26.31%	47.87%	46.76%	22.39%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross expense ratio is 1.24%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.24%.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-98.33%
ARGENTINA-3.10%
CAPITAL MARKETS-0.42%
Pampa Holding SA, GDR††	3,002,825	$1,459,827
COMMERCIAL BANKS-0.19%
Banco Patagonia SA, BDR†	55,800	673,600
ENERGY EQUIPMENT & SERVICES-2.32%
Tenaris S.A., ADR	109,200	8,135,400
THRIFTS & MORTGAGE FINANCE-0.17%
Banco Hipotecario S.A., ADR†	157,700	589,341
TOTAL ARGENTINA (Cost $8,030,014)		10,858,168
Brazil-65.60%
AIR FREIGHT & LOGISTICS-0.62%
Log-in Logistica Intermodal SA†	289,663	2,185,449
AIRLINES-1.10%
Tam S.A., PN	202,400	3,858,389
BEVERAGES-1.19%
Companhia de Bebidas das Americas, ADR	11,200	660,240
Companhia de Bebidas das Americas, ADR, PN	55,512	3,516,685
		4,176,925
BUILDING PRODUCTS-0.05%
Companhia Providencia Industria e Comercio†	48,900	169,405
CAPITAL MARKETS-0.22%
Clean Energy Brazil PLC†	477,912	727,604
Clean Energy Brazil PLC, warrants (Strike GBp 100, expiring 12/18/11)†	126,750	31,531
		759,135

Description	No. of Shares	Value
COMMERCIAL BANKS-8.55%
Banco Bradesco S.A., PN	388,109	$8,050,120
Banco Industrial e Comercial SA, PN†	334,593	1,735,550
Banco Itaú Holding Financeira S.A., PN	268,025	5,493,628
Banco Panamericano SA†	573,500	3,209,148
Investimentos Itaú S.A., PN	951,361	6,083,207
União de Bancos Brasileiros S.A., GDR	42,100	5,343,753
		29,915,406
COMPUTERS & PERIPHERALS-0.30%
Positivo Informatica SA	103,600	1,041,537
DIVERSIFIED FINANCIAL SERVICES-1.42%
Bradespar S.A., PN	180,800	4,982,373
DIVERSIFIED TELECOMMUNICATION-3.12%
Brasil Telecom Participações S.A.	32,621	1,087,025
Brasil Telecom Participações S.A., ADR	14,100	1,034,517
GVT Holding SA†	123,900	3,038,101
Telecomunicações de São Paulo S.A., PN	65,600	1,849,833
Tele Norte Leste Participações S.A., ON	134,623	3,917,229
		10,926,705
ELECTRIC UTILITIES-2.43%
Centrais Elétricas Brasileiras S.A., PNB	82,423	1,349,965
Companhia Energética de Minas Gerais, ADR	121,146	2,974,134
EDP - Energias do Brasil S.A.	77,551	1,555,408
Terna Participações S.A.	131,118	2,638,023
		8,517,530
FOOD PRODUCTS-2.32%
Cosan S.A. Industria e Comercio	170,013	2,960,931
Marfrig Frigorificos e Comercio de Alimentos SA†	93,000	1,213,298

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
FOOD PRODUCTS (CONTINUED)
Perdigao S.A.	95,684	$2,599,501
Sao Martinho SA	82,400	1,341,817
		8,115,547
HEALTH CARE PROVIDERS & SERVICES-0.69%
Diagnosticos da America S.A.	93,399	2,425,262
HOUSEHOLD DURABLES-0.31%
Springs Global Participacoes SA†	121,000	1,084,093
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.69%
Companhia Energetica de Sao Paulo, PN†	41,700	859,956
Tractebel Energia S.A.	104,652	1,572,576
		2,432,532
INSURANCE-1.03%
Sul America SA†	197,000	3,604,338
INTERNET & CATALOG RETAIL-0.63%
B2W Compania Global do Varejo	60,000	2,214,021
IT SERVICES-0.33%
Redecard SA	59,800	1,165,169
MACHINERY-0.83%
Metalfrio Solutions SA†	124,620	1,517,692
Weg S.A.	109,499	1,385,863
		2,903,555
MEDIA-0.77%
Net Servicos de Comunicacao SA, PN†	211,403	2,698,196
METALS & MINING-11.29%
Companhia Vale do Rio Doce, ADR, PNA	1,072,500	32,003,400
Gerdau S.A., PN	114,912	2,774,361
Usinas Siderúrgicas de Minas Gerais S.A.	26,248	1,249,276

Description	No. of Shares	Value
METALS & MINING (CONTINUED)
Usinas Siderúrgicas de Minas Gerais S.A., PNA	70,375	$3,495,520
		39,522,557
MULTILINE RETAIL-0.77%
Lojas Americanas S.A., PN	191,124	1,261,743
Lojas Renner S.A.	71,300	1,429,138
		2,690,881
OIL, GAS & CONSUMABLE FUELS-20.29%
Petróleo Brasileiro S.A., ADR	1,226,000	71,046,700
PAPER & FOREST PRODUCTS-0.48%
Suzano Papel e Celulose S.A., PN	39,400	643,331
Votorantim Celulose e Papel S.A., PN	38,612	1,046,566
		1,689,897
PERSONAL PRODUCTS-0.18%
Natura Cosmeticos S.A.	59,037	612,456
REAL ESTATE MANAGEMENT & DEVELOPMENT-2.73%
General Shopping Brasil SA†	317,000	2,491,355
Klabin Segall S.A.	104,781	655,499
MRV Engenharia e Participacoes†	14,373	320,806
Multiplan Empreendimentos Imobiliarios SA†	176,800	2,156,504
PDG Realty SA Empreendimentos e Particpações	206,498	2,971,857
Trisul S.A.†	200,000	949,387
		9,545,408
ROAD & RAIL-2.23%
All America Latina Logistica	237,400	3,079,259
Localiza Rent a Car SA	229,100	2,549,557
Tegma Gestao Logistica SA	173,280	2,164,774
		7,793,590

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
TEXTILES, APPAREL & LUXURY GOODS-0.27%
Companhia de Tecidos Norte de Minas S.A., PN	192,000	$953,662
TRANSPORTATION INFRASTRUCTURE-0.76%
Obrascon Huarte Lain Brasil S.A.	85,672	1,438,191
Wilson Sons Ltd., BDR†	95,900	1,229,425
		2,667,616
TOTAL BRAZIL (Cost $97,506,772)		229,698,334
CHILE-3.63%
BEVERAGES-0.27%
Viña Concha y Toro S.A.	540,000	930,487
COMMERCIAL BANKS-0.33%
Banco Santander Chile S.A.	28,113,969	1,142,272
DIVERSIFIED TELECOMMUNICATION-0.29%
Empresa Nacional de Telecomunicaciones S.A.	77,000	1,022,867
ELECTRIC UTILITIES-0.33%
Enersis S.A.	3,780,000	1,169,257
FOOD & STAPLES RETAILING-0.24%
Cencosud S.A.	280,000	835,404
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.78%
Empresa Nacional de Electricidad S.A.	1,249,910	1,800,089
Gener S.A.	2,609,014	920,866
		2,720,955
INDUSTRIAL CONGLOMERATES-0.51%
Antarchile S.A.	33,025	548,067
Empresas Copec S.A.	98,000	1,227,441
		1,775,508
PAPER & FOREST PRODUCTS-0.39%
Empresas CMPC S.A.	45,000	1,366,354

Description	No. of Shares	Value
WATER UTILITIES-0.49%
Inversiones Aguas Metropolitanas S.A., ADR††	84,144	$1,732,104
TOTAL CHILE (Cost $9,208,471)		12,695,208
COLOMBIA-3.43%
COMMERCIAL BANKS-1.46%
Bancolombia S.A.	440,412	3,417,089
Bancolombia S.A., ADR	14,200	445,738
Corporacion Financiera Colombiana	172,457	1,238,615
		5,101,442
DIVERSIFIED FINANCIAL SERVICES-1.01%
Suramericana de Inversiones S.A.	428,416	3,526,150
FOOD & STAPLES RETAILING-0.67%
Almacenes Exito S.A., GDR† ††	356,000	2,370,223
METALS & MINING-0.29%
Acerias Paz del Rio S.A.†	32,217,991	1,013,410
TOTAL COLOMBIA (Cost $10,926,601)		12,011,225
LATIN AMERICA-0.14%
VENTURE CAPITAL-0.14%
J.P. Morgan Latin America Capital Partners, L.P.†‡# (Cost $841,494)	2,428,022	478,806
MEXICO-21.53%
BEVERAGES-2.50%
Fomento Economico Mexicano, S.A. de C.V., ADR	192,436	8,757,762
COMMERCIAL BANKS-0.98%
Grupo Financiero Banorte S.A.B. de C.V.	727,700	3,425,301

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	No. of Shares	Value
CONSTRUCTION & ENGINEERING-0.87%
Empresas ICA S.A.B. de C.V., ADR†	122,155	$3,034,330
CONSTRUCTION MATERIALS-3.13%
Cemex SAB de C.V., ADR†	444,565	10,980,756
DIVERSIFIED FINANCIAL SERVICES-0.35%
Bolsa Mexicana de Valores SA†	875,000	1,236,443
FOOD & STAPLES RETAILING-1.68%
Controladora Comercial Mexicana S.A. de C.V.	441,920	1,327,422
Wal-Mart de México, S.A. de C.V., Series V	832,817	3,304,191
Wal-Mart de México, S.A. de C.V., Series V, ADR	31,594	1,258,702
		5,890,315
HOTELS, RESTAURANTS & LEISURE-0.26%
Alsea, S.A. de C.V.	711,600	897,118
HOUSEHOLD DURABLES-1.43%
Consorcio ARA, S.A. de C.V.	812,600	750,790
Corporación GEO, S.A. de C.V., Series B†	350,200	1,172,913
Urbi, Desarrollos Urbanos, S.A. de C.V.†	887,438	3,079,064
		5,002,767
MEDIA-1.81%
Grupo Televisa S.A., ADR	179,000	4,227,980
Grupo Televisa S.A., CPO	2,100	9,952
Megacable Holdings SAB de CV†	716,350	2,085,002
		6,322,934
METALS & MINING-1.24%
Grupo Mexico SA de C.V., Class B	1,905,924	4,326,538
PHARMACEUTICALS-0.69%
Genomma Lab Internacional SA	1,570,000	2,422,710

Description	No. of Shares	Value
TRANSPORTATION INFRASTRUCTURE-0.61%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	61,394	$1,017,913
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	38,121	1,119,614
		2,137,527
WIRELESS TELECOMMUNICATION SERVICES-5.98%
América Móvil SAB de C.V., Series L	6,008,655	15,879,236
América Móvil SAB de C.V., Series L, ADR	95,700	5,048,175
		20,927,411
TOTAL MEXICO (Cost $53,931,366)		75,361,912
PERU-0.35%
COMMERCIAL BANKS-0.35%
Credicorp Limited (Cost $620,683)	14,900	1,223,588
VENEZUELA-0.44%
COMMERCIAL BANKS-0.44%
Mercantil Servicios Financieros, C.A., ADR (Cost $1,240,868)	36,358	1,527,254
GLOBAL-0.11%
VENTURE CAPITAL-0.11%
Emerging Markets Ventures I L.P.†‡# (Cost $843,254)	2,237,292	385,351
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $183,149,523)		344,239,846
SHORT-TERM INVESTMENTS-0.95%
CHILEAN MUTUAL FUND-0.11%
Fondo Mutuo Corporativo BancoEstado (Cost $416,797)	166,883	381,781

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Description	Principal Amount (000's)	Value
GRAND CAYMAN-0.84%
Citibank N.A., overnight deposit, 1.35%, 7/1/08 (Cost $2,938,000)	$2,938	$2,938,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,354,797)		3,319,781
TOTAL INVESTMENTS-99.28% (Cost $186,504,320)		347,559,627
CASH AND OTHER ASSETS IN EXCESS OF LIABILITES-0.72%		2,533,090
NET ASSETS-100.00%		$350,092,717

†  Non-income producing security.

††  SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H.)

#  As of June 30, 2008, the aggregate amount of open commitments for the Fund is $888,814. (See Note H.)

ADR  American Depositary Receipts.

BDR  Brazilian Depositary Receipts.

CPO  Ordinary Participation Certificates.

GDR  Global Depositary Receipts.

ON  Ordinary Shares.

PN  Preferred Shares.

PNA  Preferred Shares, Class A.

PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments, at value (Cost $186,504,320) (Notes B,E,G)	$347,559,627
Foreign currencies (Cost $104,983)	94,627
Receivables:
Investments sold	3,023,784
Dividends	553,387
Prepaid expenses	7,778
Total Assets	351,239,203
LIABILITIES
Due to custodian	3,481
Payables:
Investment advisory fees (Note C)	698,362
Administration fees (Note C)	72,096
Directors' fees	37,645
Investments purchased	40,042
Chilean repatriation taxes	74,181
Other accrued expenses	220,679
Total Liabilities	1,146,486
NET ASSETS (applicable to 6,302,847 shares of common stock outstanding) (Note D)	$350,092,717
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,302,847 shares issued and outstanding (100,000,000 shares authorized)	$6,303
Paid-in capital	139,658,046
Undistributed net investment income	2,450,650
Accumulated net realized gain on investments and foreign currency related transactions	46,932,042
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	161,045,676
Net assets applicable to shares outstanding	$350,092,717
NET ASSET VALUE PER SHARE ($350,092,717 ÷ 6,302,847)	$55.55
MARKET PRICE PER SHARE	$49.92

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
Income (Note B):
Dividends	$4,081,260
Interest	74,805
Net investment gain allocated from partnerships	484,974
Less: Foreign taxes withheld	(335,609)
Total Investment Income	4,305,430
Expenses:
Investment advisory fees (Note C)	1,336,803
Custodian fees	239,421
Administration fees (Note C)	149,774
Directors' fees	51,387
Accounting fees	44,465
Legal fees	25,424
Audit and tax fees	24,772
Printing (Note C)	21,940
Shareholder servicing fees	9,573
Insurance	4,216
Stock exchange listing fees	664
Miscellaneous	12,152
Brazilian taxes (Note B)	808
Chilean repatriation taxes (Note B)	34,739
Total Expenses	1,956,138
Less: Fee waivers (Note C)	(4,978)
Net Expenses	1,951,160
Net Investment Income	2,354,270
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	39,847,915
Foreign currency related transactions	36,974
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	(27,481,705)
Net realized and unrealized gain on investments and foreign currency related transactions	12,403,184
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,757,454

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007
INCREASE IN NET ASSETS
Operations:
Net investment income	$2,354,270	$4,510,977
Net realized gain on investments and foreign currency related transactions	39,884,889	65,617,477
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	(27,481,705)	53,144,688
Net increase in net assets resulting from operations	14,757,454	123,273,142
Dividends and distributions to shareholders:
Net investment income	—	(4,816,468)
Net realized gain on investments	—	(74,458,333)
Total dividends and distributions to shareholders	—	(79,274,801)
Capital share transactions (Note I):
Cost of 8,100 and 11,293 shares, respectively, purchased under the share repurchase program	(363,682)	(585,158)
Total increase in net assets	14,393,772	43,413,183
NET ASSETS
Beginning of period	335,698,945	292,285,762
End of period*	$350,092,717	$335,698,945

* Includes undistibuted net investment income of $2,450,650 and $96,380, respectively.

See accompanying notes to financial statements.

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THE LATIN AMERICA EQUITY FUND, INC.

Financial Highlights§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2008
	(unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$53.19
Net investment income/(loss)	0.37
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.98
Net increase/(decrease) in net assets resulting from operations	2.35
Dividends and distributions to shareholders:
Net investment income	—
Net realized gain on investments and foreign currency related transactions	—
Total dividends and distributions to shareholders	—
Anti-dilutive impact due to capital shares tendered or repurchased	0.01
Net asset value, end of period	$55.55
Market value, end of period	$49.92
Total investment return (a)	5.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$350,093
Ratio of expenses to average net assets (b)	1.24	%(d)
Ratio of expenses to average net assets, excluding fee waivers	1.24	%(d)
Ratio of expenses to average net assets, excluding taxes	1.22	%(d)
Ratio of net investment income/(loss) to average net assets	1.69	%(d)
Portfolio turnover rate	8.75%

§  Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.

*  Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.

**  Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.

†  Based on average shares outstanding.

‡  Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

#  Impact of the Fund's self-tender program.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

(c)  Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.36%.

(d)  Annualized.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2007	2006	2005	2004	2003		2002	2001	2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$46.23	$35.25	$24.39	$17.74	$11.55		$15.06	$16.60	$18.57	$10.96	$18.77
Net investment income/(loss)	0.71 †	0.63	0.61	0.45 †	0.34	†	0.01 **	0.41 *	(0.11)†	0.07 †	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	18.79	15.78	11.03	6.66	5.99		(3.41)	(1.50)	(2.44)	7.07	(7.85)‡
Net increase/(decrease) in net assets resulting from operations	19.50	16.41	11.64	7.11	6.33		(3.40)	(1.09)	(2.55)	7.14	(7.69)
Dividends and distributions to shareholders:
Net investment income	(0.76)	(0.56)	(0.50)	(0.46)	(0.14)		(0.21)	(0.57)	(0.08)	—	(0.12)
Net realized gain on investments and foreign currency related transactions	(11.79)	(4.87)	(0.28)	—	—		—	—	—	—	—
Total dividends and distributions to shareholders	(12.55)	(5.43)	(0.78)	(0.46)	(0.14)		(0.21)	(0.57)	(0.08)	—	(0.12)
Anti-dilutive impact due to capital shares tendered or repurchased	0.01	—	—	—	—		0.10 #	0.12 #	0.66	0.47	—
Net asset value, end of period	$53.19	$46.23	$35.25	$24.39	$17.74		$11.55	$15.06	$16.60	$18.57	$10.96
Market value, end of period	$47.31	$43.43	$30.46	$21.64	$15.26		$9.67	$12.15	$12.875	$13.76	$7.834
Total investment return (a)	42.45%	61.62%	44.06%	45.04%	59.15%		(18.83)%	(1.07)%	(5.87)%	75.65%	(46.63)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$335,699	$292,286	$222,852	$154,214	$112,178		$73,045	$112,009	$145,281	$123,262	$86,676
Ratio of expenses to average net assets (b)	1.14%	1.44%	1.33%	1.41%	1.37%		3.06%	1.51%	2.13%	2.14%	2.41%
Ratio of expenses to average net assets, excluding fee waivers	1.14%	1.45%	1.33%	1.41%	1.37%		3.06%	1.51%	2.19%	2.22%	2.60%
Ratio of expenses to average net assets, excluding taxes	1.11%	1.19%	1.26%	1.40%	1.49%		1.52%	1.40%	2.03%	2.05%	1.77%
Ratio of net investment income/(loss) to average net assets	1.28%	1.49%	2.13%	2.36%	2.49	%(c)	0.21%	2.52%	(0.55)%	0.46%	1.12%
Portfolio turnover rate	26.33%	46.05%	75.60%	69.80%	62.62%		75.28%	101.73%	125.83%	161.71%	142.35%

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008 (UNAUDITED)

NOTE A. ORGANIZATION

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At June 30, 2008, the Fund held 0.25% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $1,684,748 and fair value of $864,157. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$343,757,470	$—
Level 2—Other Significant Observable Inputs	2,938,000	—
Level 3—Significant Unobservable Inputs	864,157	—
Total	$347,559,627	$—

*  Other financial instruments include futures, forwards and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments*
Balance as of 12/31/07	$1,484,849	$—
Accrued discounts/ premiums	—	—
Realized gain/loss and change in unrealized appreciation	80,025	—
Net purchases/sales	(700,717)	—
Net transfers in and/or out of Level 3	—	—
Balance as of 06/30/08	$864,157	—
Net change in unrealized appreciation from investments still held as of 06/30/08	$80,025	$—

*  Other financial instruments include futures, forwards and swap contracts.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

Brazil imposes a Contibução Provisoria sobre Movimentaçãoes Financieras ("CMPF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended June 30, 2008, the Fund incurred $808 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2008, the Fund accrued $34,739.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks in investing in foreign securities include liquidity and valuation risks.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2008, Credit Suisse earned $1,336,803 for advisory services, of which Credit Suisse waived $4,978. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2008, Credit Suisse was reimbursed $2,842 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2008, these sub-advisory fees amounted to $151,561.

For the six months ended June 30, 2008, Celfin earned approximately $11,921 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2008, BSFM earned $87,120 for administrative services. Effective August 1, 2008, BSFM no longer serves as the Fund's administrator, and was replaced by Brown Brothers Harriman & Co.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.s") (approximately $78,000 at June 30, 2008) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2008, the administration fees and accounting fees amounted to $59,812 and $3,391 respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2008, Merrill was paid $3,251 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,302,847 shares outstanding at June 30, 2008, Credit Suisse owned 13,746 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term investments, were $30,265,698 and $91,244,285, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank A.G. no longer serves as administrator and syndication agent to the credit facility. During the six months ended June 30, 2008, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $186,504,320, $169,549,840, $(8,494,533) and $161,055,307, respectively.

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2008 (UNAUDITED)

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value at 06/30/08	Value Per Share	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I L.P.	2,237,292	01/22/98-01/10/06	$843,254	$385,351	0.17	0.11	$2,438,852	$262,708
J.P. Morgan Latin America Capital Partners, L.P.	2,428,022	04/10/00-12/27/07	841,494	478,806	0.20	0.14	2,428,541	626,106
Total			$1,684,748	$864,157		0.25	$4,867,393	$888,814

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 15, 2007, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended June 30, 2008, the Fund repurchased 8,100 of its shares for a total cost of $363,682 at a weighted discount of 8.99% from its net asset value.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated: however, based on experience, the risk of loss from such claims is considered remote.

NOTE K. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 10, 2008, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
James J. Cattano (Class II)	3,340,432	1,661,507
Steven N. Rappaport (Class II)	3,338,187	1,663,752

In addition to the directors elected at the Meeting, Enrique R. Arzac, Lawrence J. Fox, and Martin M. Torino continue to serve as directors of the Fund. Subsequent to this meeting, Lawrence D. Haber resigned as a Director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 14, 2008.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-293-1232;

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Latin America Equity Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Latin America Equity Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

George Hornig	Chief Executive Officer and President

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Cecilia Chau	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

LAQ-SAR-0608

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly announced Plans	(d) Maximum Number of Shares that may yet be purchased under the Plan

January 1st through January 31st	0	$0.00	0	620,931
February 1st through February 29th	0	$0.00	0	620,931
March 1st through March 31st	8,100	$44.90	8,100	612,831
April 1st through April 30th	0	$0.00	0	612,831
May 1st through May 31st	0	$0.00	0	612,831
June 1st through June 30th	0	$0.00	0	612,831

(a)          The plan was announced November 16, 2007.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date of the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)          The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LATIN AMERICA EQUITY FUND, INC.

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: September 4, 2008

/s/Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: September 4, 2008